united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23328

Flat Rock Opportunity Fund
(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001

(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Krisztina Nadasdy, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – December 31, 2025

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2025

Flat Rock Opportunity Fund

FLAT ROCK
GLOBAL

Where Investors Come First

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2025 (Unaudited)

Fellow FROPX Shareholders:

During 2025, Flat Rock Opportunity Fund (“FROPX” or the “Fund”) returned -1.39%, trailing the Standard & Poor’s (“S&P”) 500 Index return of 17.88%. Our result compared favorably to the broader collateralized loan obligation (“CLO”) equity asset class, which Bank of America Research estimates declined by approximately 5% during the year. The standard deviation of the Fund continued to be less than one-third of the S&P 500 Index.

CLO equity performance in 2025 was negatively affected by three primary factors: elevated loan losses, declining asset spreads, and higher required equity returns. We believe these headwinds are cyclical rather than structural, and that conditions in 2026 are likely to improve across all three dimensions. On a positive note, we were able to take advantage of tightening CLO financing costs by completing 16 refinancings and/or extensions, representing approximately 27% of the Fund’s market value.

	2025 Return	3-Year Return	5-Year Return	Return Since Inception	Standard Deviation Since Inception
Flat Rock Opportunity Fund	(1.39)%	10.37%	10.32%	10.32%	5.90%
S&P 500 Index	17.88%	22.98%	14.42%	14.90%	19.80%
Bloomberg US Corporate High Yield Index	8.62%	10.05%	4.50%	5.51%	5.46%
Morningstar Leveraged Loan Index	5.90%	9.34%	6.42%	5.58%	3.22%

Note: This represents past performance as of December 31, 2025. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Past performance is no guarantee of future results. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Since inception, the Fund’s distributions have not included a return of principal.

The total annual expense ratio as of December 31, 2025 was 4.69%. The waiver was not contractual and could be terminated at any time and was not subject to recoupment by the Fund’s investment adviser. The expense waiver is no longer in effect. Quotations of performance reflect the fee waiver, and performance would have been lower had the waiver not been in effect. For performance as of the most recent month, please call (307) 500-5200.

Annual Report | December 31, 2025	1

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2025 (Unaudited)

Elevated Loan Losses

Although many factors influence CLO equity returns, the loss rate on the underlying loan portfolio is typically the most important. We generally reserve for loan losses using a 60 basis point annual loss rate for performing loans and take additional reserves for loans trading at material discounts to par.

At year-end 2025, the leveraged loan default rate in CLOs was approximately 2.8%, with an average recovery rate of approximately 50%. This implies annualized loan losses of 140 basis points. We believe our CLO managers materially outperformed peers, as FROPX’s realized loan loss rate for 2025 was 97 basis points. However, we were still 37 basis points above our typical loan loss reserve.

Declining CLO Cash Flows

In April 2025, markets experienced a brief period of volatility surrounding the so-called “Liberation Day,” during which loans traded modestly below par. For the remainder of the year, high-quality loans generally traded near par, driven in part by strong investor demand in a market where leveraged buyout (“LBO”) activity — and therefore new loan creation — was limited.

In 2025, the “self-healing mechanism”— the opportunity to reinvest into discounted loans during periods of elevated defaults — was largely absent. Moreover, many borrowers were able to renegotiate loan spreads lower, reducing interest income into CLOs.

Declining loan spreads are not inherently problematic for CLO equity investors if CLO financing costs decline proportionately. CLOs typically begin their lives with two-year non-call periods on their financing, whereas leveraged loans often have non-call periods of six months or less. The mismatch enabled CLO asset yields to decline at a faster rate than CLO’s financing costs.

During 2025, we lost 25 basis points of spread on the CLO’s assets and reduced CLO financing costs by 12 basis points, which resulted in contracting CLO profitability of 13 basis points.

CLO Equity Valuation Compression

Despite record highs in the S&P 500 Index and credit spreads near historical tights, CLO equity valuations declined meaningfully in 2025. In our view, CLO equity currently trades at discounted valuations.

At the beginning of 2025, CLO equity was trading at approximately 12% discount rates in our base-case model. By the end of 2025, comparable CLO equity investments were closer to 15%, resulting in unrealized mark-to-market losses across our portfolio. As a reminder, our investments are marked to market every day.

Reasons for Optimism

During 2025, the Secured Overnight Financing Rate (“SOFR”) declined from 4.3% to 3.7%, and further declines are expected in 2026. Lower SOFR reduces borrowers’ interest burdens and may contribute to lower loan default rates.

Lower interest rates may also stimulate increased LBO activity, which is also supported by more permissive regulation and greater clarity around tariff policy. Increased leveraged loan issuance could lead to wider loan spreads, while CLO financing costs are not expected to rise, in my opinion.

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2025 (Unaudited)

CLO equity generates substantial quarterly cash distributions over the projected 8+ year life of a typical CLO. As discounted future cash flows become realized cash flows, CLO equity values could increase if cash flows meet expectations. In addition, CLO equity distributions can be reinvested into today’s higher-return opportunity set.

As always, if you have any questions, please feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer

Glossary: Standard Deviation is measure that provides the dispersion around a mean. The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-opportunity-fund/. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholders may lose part or all of their investment. We intend to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans. Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. Ultimus Fund Distributors, LLC serves as our principal underwriter, within the meaning of the Investment Company Act of 1940, as amended, and will act as the distributor of our shares on a best efforts’ basis, subject to various conditions. You can contact Ultimus Fund Distributors, LLC at (833) 415-1088.

Annual Report | December 31, 2025	3

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2025 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of December 31, 2025

	1 Year	3 Year	5 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)(6)	-1.39%	10.37%	10.32%	10.32%
S&P 500 Index(3)	17.88%	22.98%	14.42%	14.90%
Bloomberg US Corporate High Yield Bond Index(4)	8.62%	10.05%	4.50%	5.51%
Morningstar LSTA US Leveraged Loan Index(5)	5.90%	9.34%	6.42%	5.58%

(1)    The Fund commenced operations on July 2, 2018.

(2)    Performance returns are net of management fees and other Fund expenses.

(3)    The Standard & Poor’s 500 Index (“S&P 500 Index”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.

(4)        The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.

(5)    The Morningstar LSTA US Leveraged Loan Index is a market value weighted index designed to capture the performance of the US leveraged loan market.

(6)    The return shown is based on net asset value (“NAV”) calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the NAV in accordance with accounting principles generally accepted in the United States of America.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased by the Fund, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”) that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments

4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2025 (Unaudited)

in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of December 31, 2025*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2025

% of Net Assets
Jefferies Credit Partners DL CLO Ltd., Series 2024-2A	7.88%
FCO XXVII Warehouse	7.21%
Woodmont Trust, Series 2022-9A	5.58%
Ivy Hill Middle Market Credit Fund XX Ltd., Series 20A	5.01%
New Mountain Guardian IV Feeder III, Ltd.	4.71%
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2024-1A	4.60%
Guggenheim MM CLO, LLC, Series 2023-6A	3.65%
Barings Middle Market CLO Ltd., Series 2023-1A	3.51%
Audax Senior Debt CLO 9, LLC, Series 2024-9A	3.41%
Great Lakes CLO Ltd., Series 2014-1A	3.39%

*      Holdings are subject to change and exclude cash equivalents.

Annual Report | December 31, 2025	5

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2025 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the NAV of $20.00 on July 2, 2018 (commencement of operations) and tracking its progress through December 31, 2025.

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
7/2/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
6/30/24
12/31/24
6/30/25
12/31/25
Flat Rock Opportunity Fund – $20,881
S&P 500 Total Return Index – $28,357
Bloomberg US Corporate High Yield Bond Index – $14,958
Morningstar LSTA US Leveraged Loan Index – $15,021

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of its shares by the Fund.

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Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c) - 100.42%
Allegro CLO XIV Ltd., Series 2021-2A, Subordinated Notes, 11.27%, 10/15/2034	$22,185,800	$9,510,757
ALM Ltd., Series 2020-1A, Subordinated Notes, 0.00%, 10/15/2029	8,000,000	800
Audax Interests, Series 2023-8A, 23.19%, 10/20/2035	15,000,000	12,739,074
Audax Senior Debt CLO, LLC, Series 2024-9A, Subordinated Notes, 7.02%, 4/20/2036	19,000,000	14,268,522
Audax Senior Debt CLO, LLC, Series 2025-12A, Subordinated Notes, 18.14%, 4/22/2037	8,500,000	8,563,559
Bain Capital Credit CLO Ltd., Series 2021-3A, Subordinated Notes, 2.64%, 7/24/2034	12,800,000	4,350,610
Bain Capital Credit CLO Ltd., Series 2025-1A, Subordinated Notes, 12.34%, 4/23/2038	10,000,000	7,046,551
Barings Middle Market CLO Ltd., Series 2021-1A, Subordinated Notes, 18.16%, 7/20/2033	3,240,000	2,688,007
Barings Middle Market CLO Ltd., Series 2023-IA, Subordinated Notes, 4.03%, 1/20/2036	17,000,000	14,695,787
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Subordinated Notes, 15.30%, 1/15/2035	9,246,257	6,023,301
BlackRock Baker CLO Ltd., Series 2021-8A, Class VDN, 0.00%, 1/15/2034	7,347,140	462,135
BlackRock Elbert CLO V, LLC, Series 5I, Subordinated Notes, 0.00%, 6/15/2034	6,500,000	1,836,250
BlackRock Maroon Bells CLO XI, LLC, Series 2022-1A, Subordinated Notes, 6.76%, 1/15/2038	11,643,312	3,742,754
Blackrock Mt. Hood CLO X, LLC, Series 2023-1A, Class VDN, 10.09%, 4/20/2035	22,231,779	9,651,422
Brightwood Capital MM CLO Ltd., Series 2023-1A, Subordinated Notes, 14.15%, 10/15/2035	14,945,879	12,123,800
Churchill Middle Market CLO III Ltd., Series 2021-1A, Subordinated Notes, 0.00%, 10/24/2033	21,500,000	2,150
Churchill Middle Market CLO IV Ltd., Series 2019-1I, Subordinated Notes, 13.18%, 4/23/2036	7,000,000	4,150,368
FCO XXVII Warehouse, 8.00%, 12/31/2049(d)	30,192,000	30,192,000
Great Lakes CLO Ltd., Series 2014-1A, Subordinated Notes, 0.00%, 10/15/2029	26,740,000	14,172,199
Guggenheim MM CLO, LLC, Series 2023-6A, Subordinated Notes, 2.35%, 1/25/2036	20,000,000	15,297,062
Ivy Hill Middle Market Credit Fund XX Ltd., Series 20A, Subordinated Notes, 12.48%, 4/20/2035	26,899,000	20,983,182
See Notes to Financial Statements.
Annual Report | December 31, 2025	7

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c) - 100.42%
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2024-1A, Subordinated Notes, 18.94%, 7/25/2036	$20,403,000	$19,247,316
Jefferies Credit Partners DL CLO Ltd., Series 2024-2A, Subordinated Notes, 17.31%, 1/20/2037	35,272,444	32,998,308
Lake Shore MM CLO II Ltd., Series 2019-2A, Subordinated Notes, 12.02%, 10/17/2031	17,300,000	3,676,165
Lake Shore MM CLO II Ltd., Series 2019-2X, Subordinated Notes, 12.02%, 10/17/2031	1,700,000	361,242
Lake Shore MM CLO V, LLC, Series 2022-1A, Subordinated Notes, 14.52%, 1/15/2037	22,400,000	13,348,938
LCM 34 Ltd., Series 34A, Income Notes, 0.00%, 10/20/2034	8,696,000	861,773
Maranon Loan Funding Ltd., Series 2021-3A, Subordinated Notes, 26.75%, 10/15/2036	10,000,000	6,955,342
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Subordinated Notes, 11.25%, 10/18/2038	12,000,000	4,451,114
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-30A, Subordinated Notes, 11.02%, 1/20/2039	14,555,000	7,243,501
New Mountain CLO Ltd., Series 3A, Subordinated Notes, 13.45%, 10/20/2034	10,000,000	5,860,972
New Mountain CLO Ltd., Series 4A, Subordinated Notes, 5.83%, 4/20/2036	18,604,000	9,778,602
New Mountain CLO Ltd., Series 2A, Subordinated Notes, 7.04%, 1/15/2038	8,250,000	4,149,839
New Mountain CLO Ltd., Series 1A, Subordinated Notes, 14.75%, 1/15/2038	10,520,364	7,425,718
NXT Warehouse, 12.00%, 12/31/2049(d)	5,579,048	5,579,048
Oaktree CLO Ltd., Series 2022-1A, Subordinated Notes, 10.49%, 5/15/2033	10,333,333	5,474,064
Oaktree CLO Ltd., Series 2019-4A, Subordinated Notes, 13.19%, 7/20/2037	9,000,000	4,476,816
Oaktree CLO Ltd., Series 2019-2A, Subordinated Notes, 12.57%, 10/15/2037	10,880,000	3,484,460
Oaktree CLO Ltd., Series 2019-3A, Subordinated Notes, 14.73%, 1/20/2038	8,981,520	4,341,204
OCP CLO Ltd., Series 2020-20A, Subordinated Notes, 6.61%, 4/18/2037	6,000,000	3,646,124
OCP CLO Ltd., Series 2016-12A, Subordinated Notes, 11.88%, 10/18/2037	15,100,000	6,539,454
See Notes to Financial Statements.
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Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c) - 100.42%
Octagon 70 Alto Ltd., Series 2023-1A, Subordinated Notes, 9.72%, 10/20/2036	$6,000,000	$2,637,854
Octagon Investment Partners 20-R Ltd., Series 2019-4A, Subordinated Notes, 5.40%, 8/12/2037	51,980,000	9,055,459
Symphony CLO Ltd., Series 2023-30A, Subordinated Notes, 0.00%, 4/20/2037	9,227,500	3,208,125
Symphony CLO XXIV Ltd., Series 2020-24X, Subordinated Notes, 8.94%, 1/23/2032	5,000,000	1,600,429
TCP Whitney CLO Ltd., Series 2017-1I, Subordinated Notes, 12.97%, 8/20/2033	11,500,000	4,449,012
TCP Whitney CLO, LLC, Series 2017-1A, Subordinated Notes, 11.95%, 8/20/2033	3,575,763	1,826,261
TCW CLO Ltd., Series 2021-2A, Subordinated Notes, 9.66%, 7/25/2034	8,125,000	3,351,892
TCW CLO Ltd., Series 2021-2A, Income Notes, 11.43%, 7/25/2034	12,243,334	5,022,193
TCW CLO Ltd., Series 2024-2A, Subordinated Notes, 5.27%, 7/17/2037	18,000,000	8,746,079
Voya CLO Ltd., Series 2021-1A, Income Notes, 10.70%, 7/15/2034	6,960,000	3,263,727
Voya CLO Ltd., Series 2022-1A, Subordinated Notes, 10.40%, 4/20/2035	8,000,000	4,119,807
Voya CLO Ltd., Series 2024-2A, Subordinated Notes, 8.60%, 7/20/2037	10,500,000	7,349,138
Woodmont Trust, Series 2022-9A, Subordinated Notes, 13.02%, 10/25/2036	24,084,000	23,374,755
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $485,992,100)		420,405,021

COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(c)(e) - 0.12%
Blackrock Mt. Hood CLO X, LLC, Series 2023-1A, Class ER, 11.38%, 10/20/2037 (3M US SOFR + 750 bps)	500,000	500,870
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $500,000)		500,870

FEEDER FUND INVESTMENT – DEBT(a)(c)(e)(f)(g) - 0.09%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Class D 12.29%, 6/18/2036 (3M US SOFR + 800 bps)	362,500	362,500
TOTAL FEEDER FUND INVESTMENT – DEBT (Cost $359,023)		362,500
See Notes to Financial Statements.
Annual Report | December 31, 2025	9

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
FEEDER FUND INVESTMENTS – EQUITY(a)(c)(h) - 7.86%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Subordinated Notes, 16.50%, 6/18/2036(f)	$13,208,225	$13,208,225
New Mountain Guardian IV Feeder III Ltd., Subordinated Notes, 16.00%, 12/23/2037	20,000,000	19,700,000
TOTAL FEEDER FUND INVESTMENTS – EQUITY (Cost $32,909,035)		32,908,225
TOTAL INVESTMENTS - 108.49% (Cost $519,760,158)		454,176,616
Liabilities in Excess of Other Assets - (8.49)%		(35,547,766)
NET ASSETS - 100.00%		$418,628,850

(a)   The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)    CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or in connection with a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $420,405,021, which represents 100.42% of net assets as of December 31, 2025.

(c)    Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted” securities. As of December 31, 2025, the total fair value of these securities amounts to $454,176,616, which represents 108.49% of net assets.

(d)   Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

(e)    Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(f)    As of December 31, 2025 the Fund has unfunded commitments related to its investment.

(g)   Debt tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investment — Debt”) are entitled to contractual interest payments derived from the cash flows generated by the underlying loan fund. As of December 31, 2025, the total fair value of Feeder Fund Investment — Debt was $362,500, representing 0.09% of net assets.

See Notes to Financial Statements.
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Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2025

(h)   Equity tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investments — Equity”) are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by the underlying loan fund less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projections of the amount and timing of these recurring distributions in addition to the estimated amount of the terminal principal payment. Effective yields are generally updated once a quarter or in connection with events such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2025, the total fair value of Feeder Fund Investments — Equity was $32,908,225, representing 7.86% of net assets.

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US SOFR - 3 month US SOFR as of December 31, 2025 was 3.65%.

See Notes to Financial Statements.
Annual Report | December 31, 2025	11

Flat Rock Opportunity Fund	Statement of Assets and Liabilities
December 31, 2025
Assets
Investments at fair value (cost $519,760,158)	$ 454,176,616
Interest receivable	13,651,921
Fee rebate	1,423,859
Receivable for fund shares sold	414,602
Dividends receivable	63,343
Prepaid expenses and other assets	53,676
Total assets	469,784,017
Liabilities
Mandatorily redeemable preferred stock (net of deferred financing costs of $433,261(a) (see Note 9)	$ 44,566,739
Incentive fee payable	2,117,282
Payable for securities purchased	1,602,042
Payable for excise tax	950,364
Due to custodian	897,150
Management fee payable	506,585
Payable for audit and tax service fees	198,000
Dividends payable on redeemable preferred stock (see Note 9)	126,083
Payable to transfer agent	66,204
Payable for fund accounting and administration fees	30,440
Payable for custodian fees	8,003
Other accrued expenses	86,275
Total liabilities	51,155,167
Net Assets	$ 418,628,850
Commitments and Contingencies (see Note 11)
Net Assets Consist Of:
Paid-in capital	$ 502,890,079
Accumulated deficit	(84,261,229)
Net Assets	$ 418,628,850
Pricing of Shares
Net Assets	418,628,850
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	26,126,308
Net asset value and offering price per share	$ 16.02

(a)    $10,000 liquidation value per share. 4,500 shares authorized, issued and outstanding.

See Notes to Financial Statements.
12	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Operations
For the year ended December 31, 2025
Investment Income
Interest income	$ 61,935,186
Dividend income	798,291
Total Investment Income	62,733,477
Expenses
Incentive fees	7,523,822
Management fees	6,072,064
Dividends on redeemable preferred stock	2,670,000
Excise tax expenses	2,337,270
Transfer agent fees and expenses	627,556
Accounting and administration fees	350,846
Audit and tax service fees	272,632
Amortization of deferred financing costs	118,316
Printing expenses	99,983
Legal fees	78,470
Registration expenses	66,707
Trustee expenses	50,000
Custodian expenses	46,290
Insurance expenses	32,045
Compliance expenses	18,000
Miscellaneous expenses	93,278
Total expenses	20,457,279
Fees waived by Adviser (See Note 4)	(79,423)
Net expenses	20,377,856
Net Investment Income	42,355,621
Realized and Change in Unrealized Gain/(Loss) from Investments
Net realized loss on sale of investments	(22,500)
Net change in unrealized appreciation/(depreciation) from investments	(48,952,037)
Net realized and change in unrealized loss from investments	(48,974,537)
Net Decrease in Net Assets Resulting from Operations	$ (6,618,916)
See Notes to Financial Statements.
Annual Report | December 31, 2025	13

Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For The Year Ended December 31, 2025	For The Year Ended December 31, 2024
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment income	$ 42,355,621	$ 43,353,747
Net realized loss on sale of investments	(22,500)	(6,732,505)
Net change in unrealized appreciation/(depreciation) from investments	(48,952,037)	4,519,161
Net increase/(decrease) in net assets resulting from operations	(6,618,916)	41,140,403
Distributions To Shareholders
Distributions paid from earnings	(63,455,371)	(48,982,481)
Decrease in net assets from distributions to shareholders	(63,455,371)	(48,982,481)
Capital Share Transactions
Proceeds from shares sold	169,437,317	183,799,252
Reinvestment of distributions	18,655,871	14,878,088
Cost of shares repurchased	(85,289,917)	(31,780,805)
Net increase in net assets resulting from capital share transactions	102,803,271	166,896,535
Net increase in net assets	32,728,984	159,054,457
Net Assets
Beginning of year	385,899,866	226,845,409
End of year	$ 418,628,850	$ 385,899,866
Share Transactions
Shares sold	9,511,178	9,529,247
Shares issued in reinvestment of distributions	1,075,967	777,781
Shares repurchased	(4,932,967)	(1,642,435)
Net increase in share transactions	5,654,178	8,664,593
See Notes to Financial Statements.
14	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Cash Flows
For the year ended December 31, 2025
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(6,618,916)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(163,753,255)
Proceeds from sales of investment securities	22,931,725
Net sales of short-term investments securities	23,092,314
Amortization of premium and accretion of discount on investments, net	33,008,189
Amortization of deferred financing costs	118,316
Net realized (gain)/loss on:
Investments	22,500
Net change in unrealized (appreciation)/depreciation on:
Investments	48,952,037
(Increase)/Decrease in assets:
Interest receivable	1,221,227
Dividends receivable	22,211
Fee Rebate	198,113
Prepaid expenses and other assets	366,441
Increase/(Decrease) in liabilities:
Payable for excise tax	259,449
Management fee payable	1,887
Payable for audit and tax service fees	81,250
Payable for fund accounting and administration fees	(7,838)
Payable to transfer agent	(100,552)
Incentive fee payable	(45,155)
Payable for custodian fees	(2,555)
Other accrued expenses	(72,895)
Net cash used in operating activities	$(40,325,507)
See Notes to Financial Statements.
Annual Report | December 31, 2025	15

Flat Rock Opportunity Fund	Statement of Cash Flows
For the year ended December 31, 2025
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$169,517,774
Cost of shares repurchased	(85,289,917)
Distributions paid (net of reinvestments)	(44,799,500)
Net cash provided by financing activities	39,428,357
Net increase/(decrease) in cash	—
Cash and due to custodian, beginning of year	$—
Cash and due to custodian, end of year	$(897,150)
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$18,655,871
Supplemental Disclosure of Cash Flow Information
Cash paid for dividends on mandatorily redeemable preferred stock:	$2,670,000
See Notes to Financial Statements.
16	www.flatrockglobal.com

Flat Rock Opportunity Fund	Financial Highlights

	For the Year Ended December 31, 2025*	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Per Share Operating Performance
Net asset value, beginning of year	$18.85	$19.21	$18.72	$22.21	$19.70
Income/(loss) from investment operations:
Net investment income(a)	1.71	2.68	2.94	3.05	3.03
Net realized and unrealized gains/(losses) from investments	(1.96)	(0.03)	0.29	(3.54)	1.61
Total income/(loss) from investment operations	(0.25)	2.65	3.23	(0.49)	4.64
Less distributions:
Net investment income	(2.58)	(3.01)	(2.74)	(2.92)	(2.12)
Net realized gains	—	—	—	(0.08)	(0.01)
Total distributions	(2.58)	(3.01)	(2.74)	(3.00)	(2.13)
Net increase/(decrease) in net asset value	(2.83)	(0.36)	0.49	(3.49)	2.51
Net asset value, end of year	$16.02	$18.85	$19.21	$18.72	$22.21
Total return(b)	(1.48)%	14.73%	18.84%	(2.49)%	24.30%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$418,629	$385,900	$226,845	$192,178	$165,714
Ratios To Average Net Assets (including interest on credit facility and dividends on redeemable preferred stock)(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.69%(d)	6.78%(e)	8.47%	8.73%	7.62%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.71%	6.79%	8.47%	8.73%	7.62%
Ratio of net investment income to average net assets including fee waivers and reimbursements	9.76%	13.91%	15.74%	14.94%	13.92%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	9.74%	13.90%	15.74%	14.94%	13.92%
See Notes to Financial Statements.
Annual Report | December 31, 2025	17

Flat Rock Opportunity Fund	Financial Highlights

	For the Year Ended December 31, 2025*	For the Year Ended December 31, 2024*	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Ratios To Average Net Assets (excluding interest on credit facility and dividends on redeemable preferred stock)(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.04%(d)	5.20%(e)	5.63%	5.78%	5.61%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.06%	5.21%	5.63%	5.78%	5.61%
Ratio of net investment income to average net assets including fee waivers and reimbursements	10.41%	15.49%	18.58%	17.89%	15.92%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	10.39%	15.48%	18.58%	17.89%	15.92%
Portfolio turnover rate	5%	23%	23%	19%	99%
Credit Facility:
Aggregate principal amount, end of year (000s):	$—	$—	$49,000(f)	$49,000(f)	$37,000(f)
Assets Coverage, end of year per $1,000:(g)	—	—	5,642(f)	4,932(f)	5,505(f)
Redeemable Preferred Stock:
Liquidation value, end of year (000s):	$45,000	$45,000	$45,000	$45,000	$25,000
Asset coverage, end of year per share:(h)	46,375	43,103	27,197	23,730	19,078

*      Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the NAVs for financial reporting purposes and the returns based upon those NAVs may differ from the NAVs and returns for shareholder transactions.

(a)    Based on average shares outstanding during the year.

(b)    Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)    Interest expense relates to the Fund’s mandatorily redeemable preferred stock (see note 9) and includes both dividends and the amortization of debt issuance costs.

(d)    The ratio of expenses to average net assets, including fee waivers, includes $79,423 in voluntary advisory fee waivers, representing (0.02)%. This voluntary waiver is not subject to recoupment.

(e)    The ratio of expenses to average net assets, including fee waivers, includes $20,987 in voluntary advisory fee waivers, representing (0.01)%. This voluntary waiver is not subject to recoupment.

(f)    During the years ended December 31, 2021, 2022, and 2023, the Fund maintained a credit facility. The facility matured on September 18, 2024 and was not renewed.

(g)      Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on the Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.

(h)      Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Fund’s mandatorily redeemable preferred stock, including distributions payable on the Fund’s mandatorily redeemable preferred stock) from the Fund’s total assets and dividing by the liquidation value of the Fund’s mandatorily redeemable preferred stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of the Fund’s outstanding preferred stock.

See Notes to Financial Statements.
18	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025
1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on February 12, 2018, and operates pursuant to a Second Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its Shares under applicable securities laws.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“Topic 280”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is the President and Chief Executive Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock has been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 9. Mandatorily Redeemable Preferred Stock” for further details.

Annual Report | December 31, 2025	19

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

Security Valuation: The Fund determines the NAV of its Shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s board of trustees (the “Board”). As stated in Rule 2a-5 under the 1940 Act, (“Rule 2a-5”) determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the trustees of the Board (the “Trustees”) who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated Flat Rock Global, LLC (the “Adviser”) to perform fair value determinations and act as “valuation designee” for the Fund’s investments.

The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund primarily invests in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates — all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing the Fund’s CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the NAV is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Adviser is aware that a value reported to the Fund

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Adviser will use the NAV provided by the Private Investment Fund as a practical expedient to estimate the fair value of such interest.

The Fund may also invest directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s Statement of Operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the assets will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

Annual Report | December 31, 2025	21

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

The Fund’s management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended December 31, 2022 to December 31, 2025, or expected to be taken in the Fund’s December 31, 2025 year-end tax returns. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended December 31, 2025, the Fund incurred $2,337,270 in excise tax.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLO funds is recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of December 31, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Equity	$—	$—	$420,405,021	$420,405,021
Collateralized Loan Obligations Debt	—	—	500,870	500,870
Feeder Fund Investment – Debt	—	—	362,500	362,500
Feeder Fund Investments – Equity	—	—	32,908,225	32,908,225
Total	$—	$—	$454,176,616	$454,176,616

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2025:

	Balance as of December 31, 2024	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales/ Paydown	Transfer in Level 3*	Transfer out Level 3	Balance as of December 31, 2025
Collateralized Loan Obligations Equity	$ 395,853,818	$ —	$(33,661,498)	$(48,342,603)	$114,205,304	$ (7,650,000)	$ —	$ —	$420,405,021
Collateralized Loan Obligations Debt	15,264,845	(22,500)	652,453	(612,203)	500,000	(15,281,725)	—	—	500,870
Feeder Fund Investment – Debt	—	—	148	3,477	358,875	—	—	—	362,500
Feeder Fund Investments – Equity	—	—	708	(708)	19,195,824	—	13,712,401	—	32,908,225
Total	$ 411,118,663	$(22,500)	$(33,008,189)	$(48,952,037)	$134,260,003	$(22,931,725)	$13,712,401	$ —	$454,176,616

*      As of December 31, 2024, the investment was measured using net asset value as a practical expedient, and was not included within the fair value hierarchy.

Annual Report | December 31, 2025	23

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

The net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2025, was as follows:

Net Change in Unrealized Appreciation/ (Depreciation) included in Statements of Operations attributable to Level 3 investments held at December 31, 2025
Collateralized Loan Obligations Equity	$(35,665,661)
Collateralized Loan Obligations Debt	(612,203)
Feeder Fund Investment – Debt	3,477
Feeder Fund Investments – Equity	(708)
Total	$(36,275,095)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2025:

Assets	Fair Value at December 31, 2025	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Collateralized Loan Obligations Equity	$316,121,649	Market Quotes	NBIB(1)	6.29 – 104.14/ 71.27	Increase
	54,337,175	Yield Analysis	IRR	15.03% – 20.83%/ 18.13%	Decrease
	35,771,048	Recent Transaction	Transaction Price	100.00 – 100.00/ 100.00	Increase
	14,175,149	Liquidation Net Asset Value	Broker Quotes	0.01 – 53.00/52.99	Increase
Collateralized Loan Obligations Debt	500,870	Market Quotes	NBIB(1)	100.17 – 100.17/ 100.17	Increase
Feeder Fund Investments – Equity	32,908,225	Market Quotes	NBIB(1)	92.50 – 98.50/ 96.09	Increase
Feeder Fund Investment – Debt	362,500	Market Quotes	NBIB(1)	100.00 – 100.00/ 100.00	Increase

(1)        The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO Debt, CLO Equity, Feeder Fund Investment — Debt, and Feeder Fund Investments — Equity

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

investments, which may be adjusted for pending equity distributions as of the valuation date. Each price is evaluated by the Adviser pursuant to procedures approved by the Board, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

(2)    Weighted averages are calculated based on fair value of investments.

(3)    The impact on fair value measurement of an increase in each unobservable input is in isolation.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of net assets), paid monthly in arrears, calculated based on the average daily value of net assets during such period. Prior to February 28, 2025, the management fee was calculated and payable monthly in arrears at the annual rate of 1.375% of the Fund’s average daily total assets during such period.

In addition to the management fee, the Adviser is entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Adviser and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Shares (including pursuant to the Fund’s distribution reinvestment policy), reduced by amounts paid in connection with purchases of the Fund’s Shares pursuant to the Fund’s repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•     No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%) of adjusted capital;

Annual Report | December 31, 2025	25

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

•     100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.352% of adjusted capital. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.352%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.352% in any calendar quarter; and

•     15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.352% of adjusted capital in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

For the year ended December 31, 2025, the Adviser earned $6,072,064 in management fees, $7,523,822 in incentive fees, and voluntarily waived $79,423 in fees. The fees waived by the Adviser are not subject to recoupment.

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, by and between the Fund and Ultimus, Ultimus receives fees from the Fund for these services.

U.S. Bank National Association (“U.S. Bank”) serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of Shares of the Fund. Under the terms of the Distribution Agreement, the Distributor receives fees from the Fund for these services.

U.S. Bank and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding Shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their Shares repurchased.

Quarterly repurchases occur in the months of March, June, September, and December. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all Shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

During the year ended December 31, 2025, the Fund completed four repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the repurchase pricing dates. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	February 12, 2025	May 14, 2025
Repurchase Request Deadline	March 21, 2025	June 20, 2025
Repurchase Pricing Date	March 21, 2025	June 20, 2025
Amount Repurchased	$17,496,874	$22,569,906
Shares Repurchased	951,952	1,274,416
	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	August 15, 2025	November 14, 2025
Repurchase Request Deadline	September 19, 2025	December 19, 2025
Repurchase Pricing Date	September 19, 2025	December 19, 2025
Amount Repurchased	$23,158,884	$22,064,253
Shares Repurchased	1,348,799	1,357,800
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the year ended December 31, 2025, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$134,260,003	$22,931,725
7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the years ended December 31, 2025, and December 31, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary Income	$63,455,371	$48,982,481
Long-Term Capital Gain	—	—
Total	$63,455,371	$48,982,481

Annual Report | December 31, 2025	27

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

Components of Distributable Earnings on a Tax Basis

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, resulted in reclassifications for the year ended December 31, 2025, as follows:

Paid-in Capital	Accumulated Earnings/(Deficit)
$(2,337,270)	$2,337,270

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	$34,801,243
Undistributed Long-Term Capital Gains	—
Capital Loss Carryforwards	(22,284,719)
Unrealized Depreciation/Appreciation	(96,777,753)
Total	$(84,261,229)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2025, with differences primarily attributable to adjustments for partnerships and collateralized loan obligations, was as follows:

Gross Unrealized Appreciation	$10,555,126
Gross Unrealized Depreciation	(107,332,879)
Net Unrealized Depreciation on Investments	$(96,777,753)
Tax Cost	$550,954,369

Capital Losses

As of December 31, 2025, the Fund had capital loss carryforwards, which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely. At December 31, 2025, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total	Capital Loss Carryforwards Utilized
$1,591,036	$20,693,683	$22,284,719	$—

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025
8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following is not intended to be a comprehensive description of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The Fund expects that it will primarily invest in the equity, and to a lesser extent, the junior debt tranches of CLOs. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events, the imposition of tariffs and governmental or quasi-governmental actions. The occurrence of global events similar to those in

Annual Report | December 31, 2025	29

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, the European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel-Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk: The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analyses of issuers, and there can be no assurance that the Adviser’s analyses will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

The conditions of the borrowers of the loans underlying the CLOs in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Adviser determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest rates will not have a material adverse effect on its net investment income.
9. MANDATORILY REDEEMABLE PREFERRED STOCK

At December 31, 2025, the Fund issued and had outstanding 2,500 Series A Term Preferred Shares, and 2,000 Series B Term Preferred Shares. Both the Series A and Series B Term Preferred Shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,000 and 500 Series A Term Preferred Shares on October 27, 2021, and December 3, 2021, respectively. The Fund issued 2,000 Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 6.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 5.85% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 27, 2021, for the initial 2,000 Series A Term Preferred Shares issued, and December 3, 2021, for the add-on 500 Series A Term Preferred Shares issued. The Series B Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on January 28, 2022. Debt issuance costs related to Series A Preferred Shares of $380,131

Annual Report | December 31, 2025	31

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025

are deferred and amortized over the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $510,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.
Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Unamortized Deferred Issuance Costs	Carrying Value of Preferred Shares	Fair Value as of December 31, 2025
Series A Term Preferred Shares	December 15, 2029	6.00%	2,500	$25,000,000	$242,626	$24,757,374	$23,718,436
Series B Term Preferred Shares	March 15, 2029	5.85%	2,000	20,000,000	190,635	19,809,365	19,072,430
				$45,000,000	$433,261	$44,566,739	$42,790,866

This fair value is based on Level 3 inputs under the fair value hierarchy. The following table summarizes the valuation techniques and significant unobservable inputs that are used to estimate the fair value for the Series A Term Preferred Shares and Series B Term Preferred Shares. The Series A Term Preferred Shares and Series B Term Preferred Shares are presented on the Statement of Assets and Liabilities at the aggregate liquidation preference, net of deferred financing costs.
Assets	Fair Value as of December 31, 2025	Valuation Techniques	Unobservable Inputs	Range/Weighted Average(1)	Impact to Valuation from an Increase in Input(2)
Series A Term Preferred Shares	$23,718,436	Income Approach (Discounted Cash Flow Model)	Discount Rates	7.50% – 8.00%/7.80%	Decrease
Series B Term Preferred Shares	19,072,430	Income Approach (Discounted Cash Flow Model)	Discount Rates	7.50% – 8.00%/7.80%	Decrease

(1)    Weighted averages are calculated based on fair value of investments.

(2)    The impact on fair value measurement of an increase in each unobservable input is in isolation.
10. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of July 2, 2018, and was first applied to the reinvestment of cash distributions paid on or after October 26, 2018.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in Shares at a price equal to the NAV per share of the Shares as of such date.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2025
11. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following table represents the Fund’s unfunded commitments on CLOs and Feeder Fund Investments held by the Fund as of December 31, 2025:

	Redemption Frequency/ Expiration Date	As of December 31, 2025
Bain Capital Global Direct Lending Fund U II RN LP – D Note	6/18/2036	$137,500
Bain Capital Global Direct Lending Fund U II RN LP – Subordinated Note	6/18/2036	4,366,774
		$4,504,274
12. RECENT ACCOUNTING PRONOUNCEMENTS

On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in the ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The guidance is effective for annual periods beginning after December 15, 2024 and is applied on a prospective basis. The adoption of this guidance does not have an impact on the Fund’s financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to December 31, 2025, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 29, 2026	January 28, 2026	January 30, 2026	$0.200
February 26, 2026	February 25, 2026	February 27, 2026	$0.190

Annual Report | December 31, 2025	33

Flat Rock Opportunity Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Flat Rock Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Flat Rock Opportunity Fund (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, administrative agents, and underlying fund managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Flat Rock Global, LLC since 2018.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 27, 2026

34	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
December 31, 2025 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE	(Rev. Feb. 2022)
FACTS	WHAT DOES FLAT ROCK OPPORTUNITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Opportunity Fund chooses to share; and whether you can limit this sharing.

Annual Report | December 31, 2025	35

Flat Rock Opportunity Fund	Additional Information
December 31, 2025 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Opportunity Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

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Flat Rock Opportunity Fund	Additional Information
December 31, 2025 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Opportunity Fund
WHAT WE DO
How does Flat Rock Opportunity Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Opportunity Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Annual Report | December 31, 2025	37

Flat Rock Opportunity Fund	Additional Information
December 31, 2025 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Opportunity Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Opportunity Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Opportunity Fund doesn’t jointly market.

38	www.flatrockglobal.com

Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2025

Trustees

The Fund’s statement of additional information includes additional information about the Fund’s Trustees and officers and is available without charge, upon request, by calling (307) 500-5200 or by visiting www.flatrockglobal.com. The business address for each Trustee and officer of the Fund is c/o Flat Rock Opportunity Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted.

Interested Trustee

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee in the Past 5 Years
Robert K. Grunewald (1962)*	Interested Trustee and Chief Executive Officer, Since February 2018	President and Chief Executive Officer of Flat Rock Enhanced Income Fund (since 2022); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).	3	Flat Rock Core Income Fund; Flat Rock Enhanced Income Fund; Flat Rock Capital Corp.

*      Mr. Grunewald is an interested person of the Fund (as defined in the 1940 Act) because of his position with Flat Rock Global, LLC.

(1)    Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)    The term “Fund Complex” includes the Fund, Flat Rock Enhanced Income Fund and Flat Rock Core Income Fund.

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Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2025

Independent Trustees

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee in the Past 5 Years
Marshall H. Durston (1959)	Independent Trustee, Since August 2020	Retired (since 2023); Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (2010 to 2023).	3	Flat Rock Core Income Fund; Flat Rock Enhanced Income Fund; Flat Rock Capital Corp.
R. Scott Coolidge (1955)	Independent Trustee, Since May 2018	Partner at Human Capital Advisors (since 2015); Senior Vice President and Vice President, Freddie Mac (2003 to 2015).	3	Flat Rock Core Income Fund; Flat Rock Enhanced Income Fund; Flat Rock Capital Corp.

(1)    Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)    The term “Fund Complex” includes the Fund, Flat Rock Enhanced Income Fund and Flat Rock Core Income Fund.

40	www.flatrockglobal.com

Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2025

Officers Who are Not Trustees

Information regarding our officers who are not trustees is as follows. The address for each officer is c/o Flat Rock Opportunity Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted.

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Ryan Ripp (1987)	Chief Financial Officer, Treasurer and Secretary, Since 2021

Chief Financial Officer of Flat Rock Global and Flat Rock Core Income Fund (since 2021); Chief Financial Officer of Flat Rock Enhanced Income Fund (since 2022); Chief Compliance Officer of Flat Rock Global, LLC and Flat Rock Core Income Fund (2021 to 2022); Consultant, Boston Consulting Group (2020 to 2021); Associate, McKinsey & Company (2017 to 2020); Senior Associate, Equity Research, Citi (2014 to 2016)

Shiloh Bates (1974)	Chief Investment Officer, Since May 2018

Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

Andy Chica (1975) P.O. Box 847 Morrisville, NC 27560	Chief Compliance Officer, Since 2022

Chief Compliance Officer of Flat Rock Enhanced Income Fund, Flat Rock Core Income Fund and Flat Rock Global, LLC (since 2022); Principal, NexTier Solutions (since 2022); Chief Compliance Officer and Compliance Director, Cipperman Compliance Services, LLC (2019 to 2022); Chief Compliance Officer, Hatteras Funds (2007 to 2019).

(1)    Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Annual Report | December 31, 2025	41

Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Opportunity Fund.

(b)       Not applicable to Registrant.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics and no implicit or explicit waivers of the provisions of the code of ethics were granted. The Registrant’s code of ethics, as adopted on May 23, 2023, is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Marshall H. Durston as the Fund’s “audit committee financial expert,” as defined in the instructions to Item 3(a) of Form N-CSR, based on the Board of Trustees’ review of his qualifications. Mr. Durston is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees: For the Registrant’s fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $162,500 and $167,500, respectively.

(b)       Audit-Related Fees: For the Registrant’s fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)       Tax Fees: For the Registrant’s fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $28,500 and $30,500. The tax fees for fiscal years 2024 and 2025 are related to dividend calculation, excise tax preparation and tax return preparation.

(d)       All Other Fees: For the Registrant’s fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)  No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)       The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and the Registrant’s investment adviser for the fiscal year ended December 31, 2024 and December 31, 2025 were $0 and $0, respectively.

(h)       Not applicable.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 6. Investments.

(a)       The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Opportunity Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Opportunity Fund, 680 S Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Registrant’s Portfolio Managers as of December 31, 2025 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since February 2018

President and Chief Executive Officer of Flat Rock Enhanced Income Fund (since 2022); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).

Shiloh Bates	Portfolio Manager	Since May 2018

Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

(a)(2)  Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2025:

Name		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	2	$1.098B	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Shiloh Bates	Registered Investment Companies	2	$1.098B	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

We have entered into an Investment Advisory Agreement with the Adviser. Certain of the executive officers, directors/trustees and finance professionals of the Adviser who perform services for us on behalf of the Adviser may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of the Adviser, including Flat Rock Core Income and Flat Rock Enhanced Income Fund. Further, the Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, the Adviser has policies and procedures in place designed to manage the conflicts of interest between the Adviser’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and the Adviser’s other clients.

(a)(3)  Portfolio Manager compensation as of December 31, 2025:

Mr. Bates is a Portfolio Manager of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s compensation committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

Mr. Grunewald is a Portfolio Manager of the Fund. Mr. Grunewald holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s compensation committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

(a)(4)  Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	Over $1,000,000
Shiloh Bates	$500,001 - $1,000,000

(1)      Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000

(2)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

(3)      The dollar range of equity beneficially owned is based on the closing price of $16.02 per share on December 31, 2025.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)		File the exhibits listed below as part of this Form.
	(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 19(a)(1).
	(2)	None.
	(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as EX99.Cert.
	(1)	Not applicable.
	(2)	Not applicable.
(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Opportunity Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/5/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/5/2026
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	3/5/2026